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                                                                      EXHIBIT 21
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                  SUBSIDIARIES OF AMERICAN TOWER CORPORATION
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Information is as of December 31,1998 except when noted.

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                                                 Jurisdiction of Incorporation
                    Subsidiary                          or Organization
                    ----------                          ---------------
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   American Towers, Inc.                                    Delaware
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   ATC Operating Inc.                                       Delaware
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   ATC LP Inc.                                              Delaware
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   ATC GP Inc.                                              Delaware
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   ATC Holding, Inc.                                        Delaware
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   American Tower Rental Holding Corporation                Delaware
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   American Tower Rental, Inc.                              Delaware
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   National Telecommunication Advisors, LLC (1)          Massachusetts
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   ATC Tower Corp.                                          Delaware
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   US Sitelease, Inc.                                        Kansas
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   HHR, Inc.                                                 Kansas
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   Westark Towers, Incorporated                             Arkansas
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   Gritz Tower Maintenance Company                           Texas
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   ATC-Prime I, LLC                                         Delaware
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   ATC-Prime II, LLC                                        Delaware
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   Grid Towers, LLC                                         Georgia
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   American Tower, L.P. (2)                                 Delaware
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   ATS Needham, LLC (3)                                     Delaware
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   ATS/PCS, LLC (4)                                         Delaware
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   Towersites Monitoring, Inc. (5)                          Delaware
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   American Teleports Corporation (6) (14)                  Delaware
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   OmniAmerica Holdings Corporation (7)                     Delaware
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   South Atlantic Tower Corp. (7)                           Delaware
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   OmniTower, Ltd. (7) (8)                                  Florida
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   Novak & Lackey Construction Co., Inc. (7)                Oklahoma
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   Microwave Tower Service, Inc. (7)                         Oregon
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   Specialty Management, Inc. (7)                            Nevada
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   Specialty Constructors, Inc. (7)                        New Mexico
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   Specialty Fortress, Inc. (7)                              Nevada
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   OmniAmerica Development Corp. (7)                         Nevada
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   Specialty Constructors Coatings, Inc. (7)                 Nevada
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   Specialty Combined Resources, Inc. (7)                    Texas
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   Specialty Training Centers, Inc. (7)                      Nevada
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   OmniAmerica Towers, Inc. (7)                             Delaware
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   American Tower Merger Corporation (9)                    Delaware
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   TeleCom Towers, L.L.C. (10)                              Delaware
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   Mid-Pacific Telecom Communications Co. (10)               Nevada
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   Signal Tower Company, Inc. (10)                          New York
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   Mountain Top Management, Inc. (10)                       Colorado
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   Western Site Management, LLP (10) (11)                   Colorado
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   Mountain Top-Telecom, L.L.C. (10) (12)                   Colorado
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   Haysville Towers, L.L.C. (10) (13)                        Kansas
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(1)  99.9% owned by ATC Tower Corp. and 0.1% owned by American Towers, Inc.
(2)  99% owned by ATC LP, Inc. and 1% owned by ATC GP, Inc.
(3)  45.23% owned by American Tower, L.P. and 34.77% owned by American Towers,
     Inc.
(4)  70% owned by American Tower, L.P.
(5)  Incorporated as of January 26, 1999.
(6)  Incorporated as of February 17, 1999.
(7) Entity was acquired on February 25, 1999 pursuant to the consummation of the merger by and among American Tower Corporation, American Towers, Inc. and OmniAmerica, Inc., pursuant to which OmniAmerica, Inc. merged with and into American Towers, Inc., with American Towers, Inc. as the surviving corporation.
(8) 99% owned by OmniAmerica Towers, Inc. and 1% owned by South Atlantic Tower Corp.
(9)  Incorporated as of February 25, 1999.
(10) Entity was acquired on February 26, 1999 pursuant to the consummation of the merger by and among American Tower Corporation, American Towers, Inc., ATC Merger Corporation and TeleCom Towers, L.L.C. , pursuant to which ATC Merger Corporation merged with and into TeleCom Towers, L.L.C., with TeleCom Towers, L.L.C. as the surviving entity.
(11) 67% owned by Mountain Top Management, Inc. and 33% owned by TeleCom Towers, L.L.C.
(12) 90% owned by TeleCom Towers, L.L.C. and 10% owned by Mountain Top Management, Inc.
(13) 67% owned by TeleCom Towers, L.L.C.
(14) 100% owned by American Tower, L.P.